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                                                                    EXHIBIT 10.3


                              SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of September 2, 1998, between YES! ENTERTAINMENT CORPORATION (the "Assignor") and INFINITY INVESTORS LIMITED (the "Assignee"). Unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Assignor desires to incur Loans under the Credit
Agreement;

          WHEREAS, it is a condition precedent to the incurrence of Loans under the Credit Agreement that the Assignor shall have executed and delivered to the Assignee this Agreement; and

          WHEREAS, the Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Assignee and hereby covenants and agrees with the Assignee as follows:

          SECTION 1.  SECURITY INTERESTS
                      ------------------

          1.1.  Grant of Security Interests.  (a)  As security for the prompt
                ---------------------------
and complete payment and performance when due of all of its Obligations (all capitalized terms used herein and defined in Section 9.1 shall be used herein as so defined), the Assignor does hereby sell, assign and transfer unto the Assignee, and does hereby grant to the Assignee a continuing security interest of first priority in, all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable; (ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory; (iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks; (vi) all Patents and Copyrights; (vii) all computer programs of the Assignor and all intellectual property rights therein and all other proprietary information of the Assignor, including, but not limited to, trade secrets;
(viii) all cash of the Assignor wherever held and in whatever form; (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than Pledged Stock); and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

          (b) The security interest of the Assignee under this Agreement extends to all Collateral of the kind described in preceding clause (a) which the Assignor may acquire at any time during the continuation of this Agreement.
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          1.2.  Power of Attorney.  The Assignor hereby constitutes and appoints
                -----------------
the Assignee its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of the Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

          SECTION 2.  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
                      -------------------------------------------------
          The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1.  Necessary Filings.  All filings, registrations and recordings
                -----------------
necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Assignor to the Assignee hereby in respect of the Collateral have been accomplished and the security interest granted to the Assignee pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to Liens permitted under Section 7.3 of the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

          2.2.  No Liens.  The Assignor is, and as to Collateral acquired by it
                --------
from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Liens created hereby or permitted under Section 7.3 of the Credit Agreement), and the Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Assignee, except that the Collateral is subject to the lien of BNY under the Existing Facility to the extent and in the manner described therein.

          2.3.  Other Financing Statements.  There is no financing statement (or
                --------------------------
similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A and so long as the Total Commitment has not been terminated or any of the Obligations remain unpaid, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor.

          2.4.  Chief Executive Office; Records.  The chief executive office of
                -------------------------------
the Assignor is located at 3875 Hopyard Road, Suite 375, Pleasanton, California 94588. The Assignor will not move its chief executive office except to such new location as the Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of the Assignor and the only original books of account and

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records of the Assignor relating thereto are, and will continue to be, kept at such chief executive office or at the locations disclosed in Annex B, or at such new locations as the Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of the Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such office locations shown above, or such new locations as the Assignor may establish in accordance with the last sentence of this Section 2.4. The Assignor shall not establish a new location for such offices until (i) it shall have given to the Assignee not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Assignee may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Assignee, to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.5.  Location of Inventory and Equipment.  (a)  All Inventory and
                -----------------------------------
Equipment held on the date hereof by the Assignor is located at one of the locations shown on Annex C. The Assignor agrees that (i) all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex C, or such new location as the Assignor may establish in accordance with the last sentence of this
Section 2.5. The Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Assignee prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Assignee may reasonably request and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Assignee to maintain the security interest of the Assignee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.6.  Recourse.  This Agreement is made with full recourse to the
                --------
Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith.

          SECTION 3.  SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT
                      ---------------------------------------------------
RIGHTS; INSTRUMENTS
-------------------

          3.1.  Additional Representations and Warranties.  As of the time when
                -----------------------------------------
each of its Receivable arises, the Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

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          3.2.  Maintenance of Records.  The Assignor will keep and maintain at
                ----------------------
its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Assignor will make the same available to the Assignee for inspection, at the Assignor's own cost and expense, at any and all reasonable times upon demand. The Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Assignee or to its representatives (copies of which evidence and books and records may be retained by the Assignor) at any time upon its reasonable demand. If the Assignee so directs, the Assignor shall legend, in form and manner reasonably satisfactory to the Assignee, the Receivables and Contracts, as well as books, records and documents of the Assignor evidencing or pertaining to the Receivables or Contracts with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Assignee and that the Assignee has a security interest therein.

          3.3.  Direction to Account Debtors; Contracting Parties; etc.  Upon
                -------------------------------------------------------
the occurrence and during the continuation of an Event of Default and if the Assignee so directs, the Assignor agrees (i) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account and (ii) that the Assignee may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (i). Without notice to or assent by the Assignor, the Assignee may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Assignor or the Assignee, shall be borne by the Assignor.

          3.4.  Modification of Terms; etc.  The Assignor shall not rescind or
                ---------------------------
cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Assignee, except as permitted by Section 3.5. The Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Assignee in the Receivables or Contracts.

          3.5.  Collection.  The Assignor shall endeavor to cause to be
                ----------
collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, the Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than

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the total unpaid balance, which the Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Assignor or the Assignee, shall be borne by the Assignor.

          3.6.  Instruments.  If the Assignor owns or acquires any Instrument,
                -----------
the Assignor will within 10 days notify the Assignee thereof, and upon request by the Assignee promptly deliver such Instrument to the Assignee appropriately endorsed to the order of the Assignee as further security hereunder.

          3.7.  Further Actions.  The Assignor will, at its own expense, make,
                ---------------
execute, endorse, acknowledge, file and/or deliver to the Assignee from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Assignee may reasonably require.

          SECTION 4.  SPECIAL PROVISIONS CONCERNING TRADEMARKS
                      ----------------------------------------

          4.1.  Additional Representations and Warranties.  The Assignor
                -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex D and that such listed Marks constitute all the marks registered in the United States Patent and Trademark Office that the Assignor now owns or uses in connection with its business. The Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. The Assignor further warrants that it is aware of no third party claim that any aspect of the Assignor's present or contemplated business operations infringes or will infringe any Mark.

          4.2.  Licenses and Assignments.  The Assignor hereby agrees not to
                ------------------------
divest itself of any right under a Mark material to its business absent prior written approval of the Assignee.

          4.3.  Infringements.  The Assignor agrees, promptly upon learning
                -------------
thereof, to notify the Assignee in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Assignor's rights in and to any significant Mark, or with respect to any party claiming that the Assignor's use of any significant Mark violates any property right of that party. The Assignor further agrees, unless otherwise directed by the Assignee, diligently to prosecute any Person infringing any significant Mark.

          4.4.  Preservation of Marks.  The Assignor agrees to use its
                ---------------------
significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

          4.5.  Maintenance of Registration.  The Assignor shall, at its own
                ---------------------------
expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S) 1051 et seq. to maintain trademark registration, including, but
                      -- ---
not limited to, affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all

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of its Marks pursuant to 15 U.S.C. (S)(S) 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Assignee. The Assignor agrees to notify the Assignee six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal is being processed.

          4.6.  Future Registered Marks.  If any mark registration issues
                -----------------------
hereafter to the Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate the Assignor shall deliver a copy of such certificate, and a grant of security in such mark, to the Assignee, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          4.7.  Remedies.  If an Event of Default shall occur and be continuing,
                --------
the Assignee may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of the Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Assignee, in which case the Assignor agrees to execute an assignment in form and substance satisfactory to the Assignee of all its rights, title and interest in and to the Marks to the Assignee; (ii) take and use or sell the Marks and the goodwill of the Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Assignee, change the Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Assignee may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Assignee.

          SECTION 5.  SPECIAL PROVISIONS CONCERNING PATENTS AND COPYRIGHTS
                      ----------------------------------------------------

          5.1.  Additional Representations and Warranties.  The Assignor
                -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex E and in the Copyrights listed in Annex F, that said Patents constitute all the U.S. patents and applications for U.S. patents that the Assignor now owns and that said Copyrights constitute all the U.S. copyrights that the Assignor now owns. The Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now owns, uses or practices under. The Assignor further warrants that it is aware of no third party claim that any aspect of the Assignor's present or contemplated business operations infringes or will infringe any Patent or any Copyright.

          5.2.  Licenses and Assignments.  The Assignor hereby agrees not to
                ------------------------
divest itself of any right under a Patent or Copyright absent prior written approval of the Assignee.

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

          5.3.  Infringements.  The Assignor agrees, promptly upon learning
                -------------
thereof, to furnish the Assignee in writing with all pertinent information available to the Assignor with respect to any infringement or other violation of the Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright violates any property right of that party. The Assignor further agrees, absent direction of the Assignee to the contrary, diligently to prosecute any Person infringing any significant Patent or Copyright.

          5.4.  Maintenance of Patents.  At its own expense, the Assignor shall
                ----------------------
make timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each Patent.

          5.5.  Prosecution of Patent Application.  At its own expense, the
                ---------------------------------
Assignor shall diligently prosecute all applications for U.S. patents listed on Annex E, and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Assignee.

          5.6.  Other Patents and Copyrights.  Within 30 days of acquisition of
                ----------------------------
a U.S. Patent or Copyright, or of filing of an application for a U.S. Patent or Copyright, the Assignor shall deliver to the Assignee a copy of such Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          5.7.  Remedies.  If an Event of Default shall occur and be continuing,
                --------
the Assignee may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of the Assignor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Assignee, in which case the Assignor agrees to execute an assignment in form and substance satisfactory to the Assignee of all its right, title and interest to such Patents and Copyrights to the Assignee; (ii) take and practice or sell the Patents and Copyrights; (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and the Assignor shall execute such other and further documents as the Assignee may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Assignee.

          SECTION 6.  PROVISIONS CONCERNING ALL COLLATERAL
                      ------------------------------------

          6.1.  Protection of Assignee's Security.  The Assignor will do nothing
                ---------------------------------
to impair the rights of the Assignee in the Collateral. The Assignor will at all times keep its Inventory and Equipment insured in favor of the Assignee, at its own expense, to the Assignee's reasonable satisfaction against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Assignee's satisfaction for the benefit of the Assignee (including, without limitation, by naming the Assignee as loss payee) and deposited with the Assignee. If the Assignor shall fail to insure such Inventory and Equipment to the Assignee's reasonable satisfaction, or if the Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Assignee shall have the right (but shall be under no obligation) to procure such insurance and the Assignor

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

agrees to reimburse the Assignee for all costs and expenses of procuring such insurance. The Assignee may apply any proceeds of such insurance when received by it toward the payment of any of the Obligations to the extent the same shall then be due. The Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Assignor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

          6.2.  Warehouse Receipts Non-negotiable.  The Assignor agrees that if
                ---------------------------------
any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3.  Further Actions.  The Assignor will, at its own expense, make,
                ---------------
execute, endorse, acknowledge, file and/or deliver to the Assignee from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Assignee deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.4.  Financing Statements.  The Assignor agrees to assign and deliver
                --------------------
to the Assignee such financing statements, in form acceptable to the Assignee, as the Assignee may from time to time reasonably request or as are necessary or desirable in the reasonable opinion of the Assignee to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Assignor will pay any applicable filing fees and related expenses. The Assignor authorizes the Assignee to file any such financing statements without the signature of the Assignor.

          SECTION 7.  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT
                      --------------------------------------------

          7.1.  Remedies; Obtaining the Collateral Upon Default.  The Assignor
                -----------------------------------------------
agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Assignee, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Assignee; and

          (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations; and

          (d) sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

          (e) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Assignee at any place or places designated by the Assignee, in which event the Assignor shall at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Assignee and there delivered to the Assignee,

               (ii) store and keep any Collateral so delivered to the Assignee at such place or places pending further action by the Assignee as provided in Section 7.2, and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that the Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Assignee shall be entitled to a decree requiring specific performance by the Assignor of such obligation.

          7.2.  Remedies; Disposition of the Collateral.  Any Collateral
                ---------------------------------------
repossessed by the Assignee under or pursuant to Section 7.1, and any other Collateral whether or not so repossessed by the Assignee, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Assignee may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Assignee or after any overhaul or repair which the Assignee shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Assignor or any nominee of the Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Assignee's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city of Pleasanton. To the extent permitted by any such requirement of law, the Assignee may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
7.2 without accountability to the Assignor (except to the extent of surplus money received as provided in Section 7.4). If, under mandatory requirements of applicable law, the Assignee shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Assignee need give the Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

          7.3.  Waiver of Claims.  Except as otherwise provided in this
                ----------------
Agreement, THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE ASSIGNEE'S TAKING POSSESSION OR THE ASSIGNEE'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Assignee's gross negligence or willful misconduct;

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Assignee's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

          7.4.  Application of Proceeds.  The proceeds of any Collateral
                -----------------------
obtained pursuant to Section 7.1 or disposed of pursuant to Section 7.2 shall be applied as follows:

          (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Assignee in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Assignee in connection therewith;

          (ii) next, any surplus then remaining to the payment of the Obligations in the following order of priority:

               (w) all interest accrued and unpaid;

               (x) the principal amount owing on the Loans;

               (y) the fees then owing to the Agent; and

               (z) all other Obligations then owing;

          (iii) if the Total Commitment is then terminated and no other Obligation is outstanding, any surplus then remaining shall be paid to the Assignor, subject, however, to the rights of the holder of any then existing Lien of which the Assignee has actual notice (without investigation);

it being understood that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i) and (ii) of this Section
7.4 with respect to the Assignor.

          7.5.  Remedies Cumulative.  No failure or delay on the part of the
                -------------------
Assignee in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Assignor and the Assignee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Assignee would otherwise have. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Assignee to any other or further action in any circumstances without notice or demand.

          7.6.  Discontinuance of Proceedings.  In case the Assignee shall have
                -----------------------------
instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Assignee, then and in every such case the Assignor and the Assignee shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Assignee shall continue as if no such proceeding had been instituted.

          SECTION 8.  INDEMNITY
                      ---------

          8.1.  Indemnity.  (a)  The Assignor agrees to indemnify, reimburse and
                ---------
hold the Assignee and its officers, directors, employees, representatives and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a), the Assignor agrees to pay, or reimburse the Assignee for (if the Assignee shall have incurred fees, costs or expenses because the Assignor shall have failed to comply with its obligations under this Agreement or any other Credit Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Assignee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Assignee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b), the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement or any of the other Credit Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Credit Documents.

          (d) If and to the extent that the obligations of the Assignor under this Section 8.1 are unenforceable for any reason, Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          8.2.  Indemnity Obligations Secured by Collateral; Survival.  Any
                -----------------------------------------------------
amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

          SECTION 9.  DEFINITIONS
                      -----------

          9.1. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Agreement" shall mean this Security Agreement, as modified, supplemented or amended from time to time.

          "Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement dated February 27, 1998, between the Assignor and Wham-O, Inc., as amended.

          "Assignee" shall have the meaning provided in the first paragraph of this Agreement.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "BNY" shall mean BNY Financial Corporation.

          "Chattel Paper" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.
          "Collateral" shall have the meaning provided in Section 1.1(a).

          "Contracts" shall mean all contracts between the Assignor and one or more additional parties, excluding the Asset Purchase Agreement.

          "Contract Rights" shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Contract.

          "Copyrights" shall mean any U.S. copyright to which the Assignor now or hereafter has title, as well as any application for a U.S. copyright hereafter made by the Assignor.

          "Credit Agreement" shall have that certain Credit Agreement of even date herewith between the Assignor, as borrower, and the Assignee, as lender.

          "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by the Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Existing Facility" shall mean that certain senior secured credit facility between the Assignor and BNY as evidenced by (i) that certain Accounts Receivable Management and Security Agreement, dated as of July 31, 1995 between the Assignor, as borrower, and BNY, as lender, as amended from time to time, and
(ii) such other documents and instruments executed and delivered in connection with any of the foregoing.

          "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning specified in Section 8.1.

          "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean all raw materials, work-in-process, and finished inventory of the Assignor of every type or description and all documents of title covering such inventory, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor.

          "Marks" shall mean any trademarks and service marks now held or hereafter acquired by the Assignor, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by the Assignor in the United States and trade dress, including logos and/or designs, in connection with which any of these registered or unregistered marks are used.

          "Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Assignor to the Assignee arising under or in connection with any Credit Document; (b) any and all sums advanced by the Assignee in order to preserve the Collateral or preserve its security interest in the Collateral; and
(c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor referred to in clause
(a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs.

          "Patents" shall mean any U.S. patent to which the Assignor now or hereafter has title, as well as any application for a U.S. patent now or hereafter made by Assignor.

          "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Assignee or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Assignor and, in any event, shall include, but shall not be limited to, all of the Assignor's rights to payment for goods sold or leased or services performed by the Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Assignor to secure the foregoing, (ii) all of the Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(vii) all credit information, reports and memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

          SECTION 10.  MISCELLANEOUS
                       -------------

          10.1.  Notices.  All notices and other communications hereunder shall
                 -------
be made at the addresses, in the manner and with the effect provided in Section
9.3 of the Credit Agreement.

          10.2.  Waiver; Amendment.  This Agreement may be charged, waived,
                 -----------------
discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          10.3.  Obligations Absolute.  The obligations of the Assignor under
                 --------------------
this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document;
(iii) any furnishing of any additional security to the Assignee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Assignee; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

          10.4.  Successors and Assigns.  This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of and be enforceable by the respective successors and assigns of the partners hereto; provided, however, that the Assignor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Assignee. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall survive the execution and delivery of this Agreement and the other Credit Documents.

          10.5.  Headings Descriptive.  The headings of the several sections and
                 --------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.6.  Governing Law.  This Agreement and the rights and obligations
                 -------------
of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

          10.7.  Waiver of Jury Trial.  Assignor and Assignee each acknowledges
                 --------------------
and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (A) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waiver, (B) it understands and has considered the implication of this waiver, (C) it makes this waiver voluntarily and (D) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.7.

          10.8.  Assignor's Duties.  It is expressly agreed, anything herein
                 -----------------
contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Assignee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall the Assignee be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

          10.9.  Termination; Release.  After all Obligations have been paid in
                 --------------------
full, this Agreement shall terminate, and the Assignee, at the request and expense of the Assignor, will execute and deliver to the Assignor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Assignee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

          10.10.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                  YES! ENTERTAINMENT CORPORATION,
                                    as Assignor

                                  By ____________________________________
                                     Title:


                                  INFINITY INVESTORS LIMITED,
                                    as Assignee


                                  By  ___________________________________
                                      Title: